UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2011

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 12, Sohu.com Internet Plaza

No. 1 Unit Zhongguancun East Road, Haidian District

Beijing 100084

People’s Republic of China

(011) 8610-6272-6666

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders of Sohu.com Inc. (“Sohu”) at the annual meeting of stockholders held on July 17, 2011:

1.	Election of four directors, to serve for a two-year term or until their earlier death, resignation or removal;

2.	Advisory vote on executive compensation;

3.	Advisory vote on the frequency of future advisory votes on executive compensation; and

4.	Ratification of the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as Sohu’s independent auditors for the fiscal year ending December 31, 2011.

Information regarding the foregoing proposals is incorporated by reference herein from Sohu’s proxy statement filed with the SEC on April 29, 2011

Proposal 1. The number of votes cast for and withheld from the four persons nominated for election as directors, and the number of non-votes, are as follows:

Nominee	For	Withheld	Broker Non-Votes

Dr. Charles Zhang	22,474,883	289,712	5,500,097
Mr. Charles Huang	22,707,509	57,086	5,500,097
Dr. Dave Qi	17,330,886	5,433,709	5,500,097
Mr. Shi Wang	14,927,836	7,836,759	5,500,097

Dr. Zhang, Mr. Huang, Dr. Qi and Mr. Wang were each elected as directors.

Proposal 2. The number of votes cast for and against advisory approval of the compensation paid to Sohu named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, the narrative discussion, and any related material disclosed in Sohu’s proxy statement filed with the SEC on April 29, 2011, and the number of abstentions and non-votes, are as follows:

For	Against	Abstentions	Broker Non-Votes
22,713,761	40,395	10,439	5,500,097

The stockholders voted in favor of advisory approval of the compensation of Sohu’s named executive officers.

Proposal 3. The number of votes cast for a frequency of every year, a frequency of every two years, and a frequency of every three years, respectively, for future advisory votes on executive compensation, until the next required advisory vote on such frequency, and the number of abstentions and non-votes, are as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
13,926,124	21,508	8,811,276	5,687	5,500,097

The stockholders voted for a frequency of every year for future advisory votes on executive compensation, until the next required advisory vote on such frequency.

In the light of such stockholder vote, Sohu’s Board of Directors has determined that Sohu will include an advisory stockholder vote on executive compensation in the proxy materials for each annual meeting of its stockholders until and including the next required advisory vote on the frequency of such votes.

Proposal 4. The number of votes cast for and against ratification of the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as Sohu’s independent auditors, and the number of abstentions and non-votes, are as follows:

For	Against	Abstentions	Broker Non-Votes
28,153,674	93,997	17,021	0

The ratification of the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as Sohu’s independent auditors was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: February 9, 2012	SOHU.COM INC.

	By:	/S/ CAROL YU
Carol Yu
Co-President and Chief Financial Officer

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